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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2004
        ------------------------------------------------



                                W. R. GRACE & CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-13953                    65-0773649
     ---------------        ------------------------           -------------
     (State or other        (Commission File Number)           (IRS Employer
     jurisdiction of                                        Identification No.)
     incorporation)

                   7500 Grace Drive, Columbia, Maryland 21044
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 410/531-4000
                                                            ------------



                 -----------------------------------------------
          (Former name or former address, if changed since last report)

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                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT


Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     On April 20, 2004, W. R. Grace & Co. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                                         W. R. GRACE & CO.
                                                     ------------------------
                                                           (Registrant)




                                                      By /s/ Mark A. Shelnitz
                                                         --------------------
                                                         Mark A. Shelnitz
                                                             Secretary

Dated:  April 22, 2004

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                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------


Exhibit No.     Description

99.1 Press release issued by W. R. Grace & Co. announcing financial results for the 2004 first quarter